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                                    Exhibit 10.5

                              RICHEY ELECTRONICS, INC.



                                  October 1, 1998

Mr. Richard N. Berger
7441 Lincoln Way
Garden Grove, CA 92642


               Re:  Employment Agreement
                    --------------------

Dear Richard:

          Reference is made to the Employment Agreement dated as of April 1, 1993, between you and Brajdas Corporation, as amended by the Addendum to Employment Agreement dated as of February 21, 1995 between you and Richey Electronics, Inc. (the "Company") (as so amended, the "Employment Agreement").

          The Company hereby notifies you pursuant to Section 2 of the Employment Agreement that your employment under the Employment Agreement shall terminate upon the expiration of the current Additional Two-Year Period (as defined in the Employment Agreement) on April 6, 1999.


                              Very truly yours,

                              /s/ Donald I. Zimmerman
                              -----------------------
                              Donald I. Zimmerman
                              Chairman of the Compensation
                              Committee

Receipt Acknowledged


/s/ Richard N. Berger
---------------------
Richard N. Berger